Summary Prospectus and Prospectus Supplement American Century Focused Dynamic Growth ETF
Supplement dated April 11, 2025 ■ Prospectus and Summary Prospectus dated January 1, 2025

The Board of Trustees of American Century ETF Trust has approved a change in designation under the Investment Company Act of 1940 for American Century Focused Dynamic Growth ETF (the “Fund”) from diversified to non-diversified.
This change is subject to the approval of shareholders of the Fund. A special meeting of shareholders of the Funds will be held on June 10, 2025. Shareholders as of the close of business on April 17, 2025 are entitled to vote at the meeting. Detailed information about the proposed change will be provided in the proxy materials, which are expected to be mailed to shareholders in April.
If approved by shareholders, the change will be effective on or about June 11, 2025.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund, nor is it a solicitation of any proxy. When it is available, please read the proxy statement carefully before making any decision to invest or when considering the change. The proxy statement will be available for free on the SEC's website (www.sec.gov) and can also be obtained by calling us at 1-800-345-2021. For additional information about the Fund, please refer to the Fund’s prospectus and statement of additional information, which are available at americancentury.com and may also be obtained by calling us at the same phone numbers.

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